SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         Date of Report January 17, 2001

                         -------------------------------
                        (Date of earliest event reported)

                          Commission File No. 33-95538

                             -----------------------

                         SALTON SEA FUNDING CORPORATION

                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                   47-0790493

                                   ----------
                        (IRS Employer Identification No.)

                                      (State or other
                                        jurisdiction

(Exact name of Registrants            of incorporation        (I.R.S. Employer
as specified in their charters)       or organization)       Identification No.)
-------------------------------      ------------------      -------------------

Salton Sea Brine Processing L.P.          California             33-0601721
Salton Sea Power Generation L.P.          California             33-0567411
Fish Lake Power LLC                       Delaware               33-0453364
Vulcan Power Company                      Nevada                 95-3992087
CalEnergy Operating Corporation           Delaware               33-0268085
Salton Sea Royalty LLC                    Delaware               47-0790492
VPC Geothermal LLC                        Delaware               91-1244270
San Felipe Energy Company                 California             33-0315787
Conejo Energy Company                     California             33-0268500
Niguel Energy Company                     California             33-0268502
Vulcan/BN Geothermal Power Company        Nevada                 33-3992087
Leathers, L.P.                            California             33-0305342
Del Ranch, L.P.                           California             33-0278290
Elmore, L.P.                              California             33-0278294
Salton Sea Power LLC                      Delaware               47-0810713
CalEnergy Minerals LLC                    Delaware               47-0810718
CE Turbo LLC                              Delaware               47-0812159
CE Salton Sea Inc.                        Delaware               47-0810711
Salton Sea Minerals Corp.                 Delaware               47-0811261

 302 S. 36th Street, Suite 400-A, Omaha, NE     68131

                  (Address of principal executive offices and Zip Code of Salton Sea Funding Corporation)

               Salton Sea Funding Corporation's Telephone Number,
                      including area code: (402) 341-4500

                                       N/A

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



Item 5.  Other Events.

         On January 17, 2001 Moody's Investors Service, Inc. ("Moody's") announced that it had lowered its rating on the senior secured bonds of Salton Sea Funding Corporation ("Salton Sea Funding") from Baa3 to Caa2. The basis for this decision was Moody's downgrade of its ratings for Southern California Edison Company ("Edison") announced earlier this week. According to Moody's, the rating of the Salton Sea Funding bonds remains on review for possible further downgrade reflecting the possibility that the ratings of Edison could decline further.

         The Salton Sea bonds are secured by the cash flows and assets of ten operating geothermal power plants in the Imperial Valley, California (the "Projects") with an approximate aggregate capacity of 326 MW. Eight of the Projects with an approximate aggregate net rated capacity of 267 MW sell their capacity and energy to Edison under long-term power sales contracts.

         These eight Projects have not yet received payment from Edison for capacity and energy delivered during November 2000. These contracts provide for billing and payment on a schedule where payment would normally be received in early January 2001. Edison has provided no assurance as to when it will make these payments. A failure by Edison to make these payments as well as subsequent monthly payments, for a substantial period of time after the payments are due, could have a material adverse effect on the financial condition of Salton Sea Funding and the Projects and on their ability to make payments on the Salton Sea Funding bonds.

         Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrants to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of Registrants. In connection with the safe harbor provisions of the Reform Act, the Registrants have identified important factors that could cause actual results to differ materially from such expectations, including development and construction uncertainty, operating uncertainty, acquisition uncertainty, uncertainties relating to geothermal resources, uncertainties relating to economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrants' SEC Filings, incorporated herein by reference, for a description of such factors. The Registrants assume no responsibility to update forward-looking information contained herein.

Item 7.  Financial Statements and Exhibits

Exhibit 1 - Moody's Press Release dated January 17, 2001

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  SALTON SEA FUNDING CORPORATION


Date:  January 19, 2001                           By:    /s/  Paul J. Leighton
                                                        ------------------------
                                                            Paul J. Leighton
                                                            Secretary

                                                     Fundamental Credit Research
                                                                   Rating Action
                                                           Published 17 Jan 2001

================================================================================
Salton Sea Funding Corporation

Parent: MIDAMERICAN ENERGY HOLDING CO.

New York                                        New York
Susan D. Abbott                                 A.J. Sabatelle
Managing Director Corporate Finance             Vice President - Senior Analyst
                                                  Corporate Finance
Moody's Investors Service                       Moody's Investors Service
Clients: 1.212.553.1653                         Clients: 1.212.553.1653



MOODY'S LOWERS DEBT RATINGS FOR PROJECTS EXPOSED TO COUNTERPARTY RISK OF CALIFORNIA UTILITIES

Moody's Investors Service has lowered its debt ratings for the following project financed issuers:

o Caithness Coso Funding Corp. notes due 2001 to Caa2 from Ba1 and notes due 2009 to Caa2 from Ba2;

o Edison Mission Energy Funding Corp. to Caa2 from Baa3;

o FPL Energy Caithness Funding Corp. to Caa2 from Baa3;

o Juniper Generation LLC to Caa2 from Baa3; and

o Salton Sea Funding Corp. to Caa2 from Baa3.

These rating actions have been precipitated by Moody's downgrade of Southern California Edison Company (SCE) and Pacific Gas and Electric Company (PGE) announced earlier this week. As previously mentioned, it is Moody's practice for the credit rating of a project whose cash flow is largely derived from a single source to be capped by the unsecured rating of the respective source of funds. All projects noted above have substantial cash flow exposure to either SCE or PGE and therefore have been lowered to reflect the further deterioration of the credit quality of those cash flows.

The ratings for each of these projects remain on review for downgrade to reflect the possibility that the ratings of SCE and PGE could decline further. In light of the liquidity issues at both of the utilities, Moody's believes that it is increasingly probable that additional payments to Qualifying Facilities in the state could be delayed or deferred.

(C) Copyright 2001 by Moody's Investors Service, 99 Church Street, New York, NY 10007. All rights reserved.

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SERVICE,  INC.  ("MOODY'S"),  AND  NONE OF SUCH  INFORMATION  MAY BE  COPIED  OR
OTHERWISE   REPRODUCED,    REPACKAGED,    FURTHER   TRANSMITTED,    TRANSFERRED,
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reliable.  Because of the  possibility  of human or mechanical  error as well as other factors, however, such information is provided "as is" without warranty of
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express   or   implied,   as  to   the   accuracy,   timeliness,   completeness,
merchantability  or fitness for any particular  purpose of any such information.
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The credit  ratings,  if any,  constituting  part of the  information  contained herein are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE ACCURACY, TIMELINESS, COMPLETENESS,
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WHATSOEVER. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information contained herein, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, holding or selling. Pursuant to Section 17(b) of the Securities Act of 1933, MOODY'S hereby discloses that most issuers of debt securities (including corporate and municipal bonds, debentures, notes and commercial paper) and preferred stock rated by MOODY'S have, prior to assignment of any rating, agreed to pay to MOODY'S for appraisal and rating services rendered by it fees ranging from $1,000 to $1,500,000. MADE IN U.S.A